UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2018

Date of reporting period :	January 1, 2018 — December 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust Putnam VT International Growth Fund

Annual report
12 | 31 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper reports like this one in the mail from the insurance provider that offers your variable annuity contract or variable life insurance policy unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 11, 2019

Dear Shareholder:

Global financial markets encountered challenges in the final months of 2018. December was difficult for stock markets worldwide, and most major indexes finished the year with losses. Among the issues that contributed to the downturn were uncertainty about monetary policy, a slowing Chinese economy, and the U.S.–China trade dispute. Fixed-income markets were less volatile than stocks, and higher quality bonds benefited from a flight to safety amid the turmoil.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with a financial advisor.

Thank you for investing with Putnam.

Performance summary (as of 12/31/18)

Investment objective

Long-term capital appreciation

Net asset value December 31, 2018

Class IA: $17.66	Class IB: $17.56

Total return at net asset value

			MSCI EAFE Growth
(as of 12/31/18)	Class IA shares*	Class IB shares†	Index (ND)
1 year	–18.40%	–18.64%	–12.83%
5 years	–1.49	–2.73	8.34
Annualized	–0.30	–0.55	1.62
10 years	88.36	83.58	98.01
Annualized	6.54	6.26	7.07
Life	149.87	137.72	126.16
Annualized	4.25	4.02	3.79

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

The MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Putnam VT International Growth Fund	1

Report from your fund’s manager

How was the investment environment for the 12-month reporting period?

It was a bruising year for equity markets. Falling stock prices, a strong U.S. dollar, weakening global growth, rising interest rates, and concerns about President Donald Trump’s trade and economic policies set investors on edge. International equities fared far worse than U.S. stocks. The fund’s benchmark, MSCI EAFE Growth Index [ND], finished the period down 12.83%, compared with a decline of 4.38% for the S&P 500 Index. Volatility also increased across all financial markets.

Economic indicators deteriorated globally, including in China and the eurozone. But the U.S. economy held steady; the economy grew at a 3.5% annual rate in the third quarter of 2018 after expanding 4.2% in the second quarter, buoyed by government spending and tax cuts. Markets in Europe struggled due to political concerns, including the United Kingdom’s negotiations to exit the European Union [EU]. The Trump administration’s approach to trade, including an escalation in trade disputes with China, rattled global financial markets and businesses.

The European Central Bank [ECB] left interest rates unchanged in 2018 and ended its multi-trillion bond-buying program in December. However, the Federal Reserve [Fed] raised short-term rates in December, taking the federal funds rate to a range of 2.25% to 2.50%. The Fed raised its benchmark rate four times in 2018.

How did the fund perform?

For the 12-month period, the fund’s class IA shares declined 18.40%, underperforming its benchmark, MSCI EAFE Growth Index, which fell 12.83%.

What holdings contributed to the fund’s performance?

The top contributor was Walsin Technology, a maker of components for electronic devices. Demand for its chips and higher prices boosted Walsin’s profitability and its stock price. Another performance highlight was Burford Capital, a global finance firm that helps businesses manage legal costs and risks. The company offered strong long-term growth prospects and an impressive competitive advantage. We sold our positions in Walsin Technology and Burford Capital by period-end.

What holdings detracted?

The top detractor was Bayer AG, a German chemicals and pharmaceutical company. After its $63 billion takeover of Monsanto Co., Bayer saw its shares drop. Concerns emerged over the company’s exposure to lawsuits involving Roundup, a weed killer made by Monsanto. Another detractor was Screen Holdings, a Japan-based holding company mainly engaged in the manufacturing and sale of semiconductor equipment.

What is your outlook for 2019?

We are mindful of the risks in global equity markets. We believe the outlook for global economic growth is less favorable than that of the United States. We believe the U.S. economy will likely moderate in the first half of 2019 from the fast pace set during the second and third quarters of 2018. In our view, other risks on the horizon include China’s cooling economy, higher U.S. interest rates, and geopolitical tensions. In Europe, the ECB ended its quantitative easing [QE] program in December. In our view, Brexit is a headwind for the U.K. economy. The British Parliament in January 2019 voted to reject Prime Minister Theresa May’s Brexit deal just 10 weeks before Britain was scheduled to leave the EU.

Our investment focus remains on bottom-up analysis of companies’ earnings power, and the relative attractiveness of how their prospective earnings are priced by the market. In particular, we look for companies that we believe have superior growth prospects and attractive valuations. While broader macroeconomic issues are important to consider, our main focus is the long-term appreciation potential of individual companies.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Jeffrey B. Sacknowitz, CFA, joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager also manages other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT International Growth Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/18 to 12/31/18. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/17*	1.20%	1.45%
Total annual operating expenses for the fiscal
year ended 12/31/17	1.34%	1.59%
Annualized expense ratio for the six-month
period ended 12/31/18†	1.11%	1.36%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/19.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/18		ended 12/31/18
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$5.06	$6.19	$5.65	$6.92
Ending value
(after
expenses)	$807.90	$806.60	$1,019.61	$1,018.35

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT International Growth Fund	3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT International Growth Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

4	Putnam VT International Growth Fund

The fund’s portfolio 12/31/18

COMMON STOCKS (95.1%)*	Shares	Value
Aerospace and defense (2.7%)
Airbus SE (France)	5,141	$494,550
Raytheon Co.	2,087	320,041
		814,591
Airlines (2.2%)
Air Canada (Canada) †	24,292	461,925
Dart Group PLC (United Kingdom)	19,686	193,708
		655,633
Auto components (1.0%)
Pirelli & C SpA (Italy) †	46,443	298,520
		298,520
Banks (5.8%)
Credicorp, Ltd. (Peru)	901	199,725
DBS Group Holdings, Ltd. (Singapore)	13,100	226,335
HDFC Bank, Ltd. (India)	19,431	590,998
Mitsubishi UFJ Financial Group, Inc. (Japan)	95,400	470,431
Societe Generale SA (France)	8,634	275,207
		1,762,696
Beverages (5.4%)
Asahi Group Holdings, Ltd. (Japan)	3,900	152,332
Coca-Cola HBC AG (Switzerland)	6,807	212,740
Heineken NV (Netherlands)	6,327	559,635
Pernod Ricard SA (France)	4,430	727,344
		1,652,051
Building products (1.0%)
ASSA ABLOY AB Class B (Sweden)	17,015	303,615
		303,615
Capital markets (3.3%)
Deutsche Boerse AG (Germany)	3,112	374,207
KKR & Co., Inc. Class A	15,950	313,099
Quilter PLC (United Kingdom)	208,237	314,044
		1,001,350
Chemicals (2.9%)
KH Neochem Co., Ltd. (Japan)	13,600	281,755
OCI NV (Netherlands) † S	17,006	347,021
Orion Engineered Carbons SA (Luxembourg)	9,481	239,680
		868,456
Commercial services and supplies (0.3%)
Clean TeQ Holdings, Ltd. (Australia) † S	311,775	81,562
New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $1) (Private) (Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired
8/2/13, cost $1) (Private) (Germany) † ∆∆ F	1	1
		81,564
Construction and engineering (2.8%)
Daiho Corp. (Japan)	9,700	311,661
Kyudenko Corp. (Japan)	14,100	530,552
		842,213
Distributors (1.8%)
PALTAC Corp. (Japan)	11,800	551,471
		551,471
Diversified consumer services (0.9%)
Fu Shou Yuan International Group, Ltd. (China)	387,000	289,595
		289,595
Electrical equipment (0.5%)
KEI Industries, Ltd. (India)	31,762	163,088
		163,088
Food and staples retail (1.1%)
Dino Polska SA (Poland) †	12,931	331,192
		331,192
Food products (3.3%)
Grieg Seafood ASA (Norway)	25,170	297,796
Kerry Group PLC Class A (Ireland)	4,307	426,855
Nomad Foods, Ltd. (United Kingdom) †	15,828	264,644
		989,295

COMMON STOCKS (95.1%)* cont.	Shares	Value
Health-care equipment and supplies (2.9%)
Hoya Corp. (Japan)	14,200	$867,936
		867,936
Health-care providers and services (1.5%)
Orpea (France)	4,489	458,883
		458,883
Hotels, restaurants, and leisure (3.8%)
Compass Group PLC (United Kingdom)	28,583	601,126
Dalata Hotel Group PLC (Ireland)	104,437	566,584
		1,167,710
Household durables (1.5%)
HC Brillant Services GmbH (acquired 8/2/13,
cost $1) (Private) (Germany) † ∆∆ F	2	2
Sony Corp. (Japan)	9,600	462,306
		462,308
Industrial conglomerates (2.6%)
Rheinmetall AG (Germany)	5,075	448,661
Siemens AG (Germany)	2,952	329,364
		778,025
Insurance (5.3%)
AIA Group, Ltd. (Hong Kong)	83,400	686,070
Prudential PLC (United Kingdom)	26,178	467,798
QBE Insurance Group, Ltd. (Australia)	64,344	457,716
		1,611,584
Interactive media and services (2.4%)
Alphabet, Inc. Class A †	317	331,252
Tencent Holdings, Ltd. (China)	10,400	412,246
		743,498
Internet and direct marketing retail (0.8%)
Delivery Hero Holding GmbH (Germany) †	6,540	243,529
Global Fashion Group SA (acquired 8/2/13,
cost $65,824) (Private) (Luxembourg) † ∆∆ F	1,554	14,316
		257,845
IT Services (4.2%)
DXC Technology Co.	4,390	233,416
Visa, Inc. Class A S	5,151	679,623
Wirecard AG (Germany)	2,367	360,152
		1,273,191
Leisure products (1.1%)
Universal Entertainment Corp. (Japan) † S	11,700	337,912
		337,912
Life sciences tools and services (1.2%)
Clinigen Group PLC (United Kingdom)	39,417	378,816
		378,816
Machinery (2.0%)
KION Group AG (Germany)	5,850	297,128
Komatsu, Ltd. (Japan)	11,500	244,969
SLM Solutions Group AG (Germany) † S	5,070	52,281
		594,378
Media (1.9%)
Discovery, Inc. Class A † S	7,470	184,808
RAI Way SpA (Italy)	79,458	394,654
		579,462
Metals and mining (0.7%)
Alcoa Corp. †	7,591	201,769
		201,769
Oil, gas, and consumable fuels (4.6%)
Cairn Energy PLC (United Kingdom) †	163,869	313,301
Cheniere Energy, Inc. †	5,044	298,554
Encana Corp. (Canada)	27,561	159,083
Reliance Industries, Ltd. (India)	20,337	327,426
Saras SpA (Italy)	152,316	295,107
		1,393,471
Personal products (4.5%)
Shiseido Co., Ltd. (Japan)	2,500	155,338
Unilever NV ADR (Netherlands)	22,362	1,214,956
		1,370,294

Putnam VT International Growth Fund	5

COMMON STOCKS (95.1%)* cont.	Shares	Value
Pharmaceuticals (6.1%)
AstraZeneca PLC (United Kingdom)	8,242	$616,973
Bayer AG (Germany)	7,855	545,032
Jazz Pharmaceuticals PLC †	1,954	242,218
Merck & Co., Inc.	5,910	451,583
		1,855,806
Professional services (0.3%)
Outsourcing, Inc. (Japan)	10,200	99,205
		99,205
Real estate management and development (0.9%)
Open House Co., Ltd. (Japan)	7,700	262,533
		262,533
Semiconductors and semiconductor equipment (3.8%)
NXP Semiconductors NV	5,946	435,723
SCREEN Holdings Co., Ltd. (Japan)	7,700	325,253
Sino-American Silicon Products, Inc. (Taiwan)	195,000	381,039
		1,142,015
Software (2.2%)
Constellation Software, Inc. (Canada)	620	396,860
Talend SA ADR †	7,121	264,047
		660,907
Textiles, apparel, and luxury goods (2.3%)
adidas AG (Germany)	3,375	705,324
		705,324
Trading companies and distributors (1.3%)
Ashtead Group PLC (United Kingdom)	19,308	402,865
		402,865
Water utilities (1.2%)
China Water Affairs Group, Ltd. (China)	338,000	362,272
		362,272
Wireless telecommunication services (1.0%)
SoftBank Group Corp. (Japan)	4,400	290,025
		290,025

Total common stocks (cost $32,104,949)		$28,863,364

SHORT-TERM INVESTMENTS (10.6%)	Shares	Value
Putnam Cash Collateral Pool, LLC 2.58% [d]	1,387,119	$1,387,119
Putnam Short Term Investment Fund 2.58% L	1,827,408	1,827,408
Total short-term investments (cost $3,214,527)		$3,214,527

Total investments (cost $35,319,476)		$32,077,891

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $30,344,183.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $14,320, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $9,653 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	18.9%	Hong Kong	2.2%
Japan	17.4	Australia	1.8
United Kingdom	11.6	Taiwan	1.2
Germany	10.9	Poland	1.1
Netherlands	6.9	Sweden	1.0
France	6.4	Norway	1.0
India	3.5	Luxembourg	0.8
China	3.5	Singapore	0.7
Canada	3.3	Switzerland	0.7
Ireland	3.2	Peru	0.7
Italy	3.2	Total	100.0%

6	Putnam VT International Growth Fund

FORWARD CURRENCY CONTRACTS at 12/31/18 (aggregate face value $9,042,685)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/16/19	$195,370	$200,974	$(5,604)
	Euro	Sell	3/20/19	126,385	126,030	(355)
	Hong Kong Dollar	Buy	2/20/19	204,519	204,565	(46)
Barclays Bank PLC
	Australian Dollar	Sell	1/16/19	537,919	535,560	(2,359)
	British Pound	Buy	3/20/19	251,776	250,498	1,278
	Hong Kong Dollar	Buy	2/20/19	15,321	15,326	(5)
	Polish Zloty	Sell	3/20/19	341,975	339,417	(2,558)
	Swiss Franc	Buy	3/20/19	1,795,992	1,776,370	19,622
Citibank, N.A.
	Australian Dollar	Buy	1/16/19	104,695	106,231	(1,536)
	Canadian Dollar	Sell	1/16/19	547,155	591,428	44,273
	Danish Krone	Buy	3/20/19	39,476	39,318	158
	Euro	Buy	3/20/19	112,316	111,748	568
	Japanese Yen	Sell	2/20/19	73,993	71,110	(2,883)
	Mexican Peso	Sell	1/16/19	132,723	179,559	46,836
Goldman Sachs International
	Australian Dollar	Buy	1/16/19	208,686	212,886	(4,200)
	British Pound	Buy	3/20/19	136,250	136,497	(247)
	Canadian Dollar	Buy	1/16/19	112,992	113,056	(64)
	Canadian Dollar	Sell	1/16/19	108,449	113,063	4,614
	Chinese Yuan (Offshore)	Buy	2/20/19	206,350	204,138	2,212
	New Taiwan Dollar	Sell	2/20/19	370,053	372,797	2,744
HSBC Bank USA, National Association
	Euro	Sell	3/20/19	765,689	760,106	(5,583)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/19	634	647	(13)
	British Pound	Sell	3/20/19	80,215	79,573	(642)
	Canadian Dollar	Buy	1/16/19	100,535	104,725	(4,190)
	Japanese Yen	Buy	2/20/19	279,846	274,546	5,300
	New Zealand Dollar	Buy	1/16/19	64,248	63,126	1,122
	Norwegian Krone	Buy	3/20/19	37,553	38,377	(824)
	Singapore Dollar	Buy	2/20/19	37,459	37,297	162
	Swedish Krona	Sell	3/20/19	92,239	91,341	(898)
	Swiss Franc	Buy	3/20/19	792,913	785,073	7,840
State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/16/19	502,017	536,797	34,780
	Israeli Shekel	Buy	1/16/19	164,748	169,934	(5,186)
	Japanese Yen	Buy	2/20/19	327,404	318,171	9,233
UBS AG
	Norwegian Krone	Sell	3/20/19	81,232	82,401	1,169
Unrealized appreciation						181,911
Unrealized (depreciation)						(37,193)
Total						$144,718

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT International Growth Fund	7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$910,714	$702,271	$—
Consumer discretionary	2,415,083	1,641,284	14,318
Consumer staples	4,035,162	307,670	—
Energy	1,066,045	327,426	—
Financials	1,944,080	2,431,550	—
Health care	2,693,505	867,936	—
Industrials	3,304,138	1,431,037	2
Information technology	2,369,821	706,292	—
Materials	788,470	281,755	—
Real estate	—	262,533	—
Utilities	—	362,272	—
Total common stocks	19,527,018	9,322,026	14,320
Short-term investments	1,827,408	1,387,119	—
Totals by level	$21,354,426	$10,709,145	$14,320

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$144,718	$—
Totals by level	$—	$144,718	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8	Putnam VT International Growth Fund

Statement of assets and liabilities
12/31/18

Assets
Investment in securities, at value, including $1,352,669 of securities on loan (Notes 1):
Unaffiliated issuers (identified cost $32,104,949)	$28,863,364
Affiliated issuers (identified cost $3,214,527) (Notes 1 and 5)	3,214,527
Foreign currency (cost $69,402) (Note 1)	69,331
Dividends, interest and other receivables	91,441
Receivable for shares of the fund sold	12,376
Receivable for investments sold	389,130
Unrealized appreciation on forward currency contracts (Note 1)	181,911
Total assets	32,822,080

Liabilities
Payable to custodian	123,217
Payable for investments purchased	386,734
Payable for shares of the fund repurchased	392,140
Payable for compensation of Manager (Note 2)	7,572
Payable for custodian fees (Note 2)	19,851
Payable for investor servicing fees (Note 2)	2,341
Payable for Trustee compensation and expenses (Note 2)	62,547
Payable for administrative services (Note 2)	335
Payable for distribution fees (Note 2)	2,055
Unrealized depreciation on forward currency contracts (Note 1)	37,193
Collateral on securities loaned, at value (Note 1)	1,387,119
Other accrued expenses	56,793
Total liabilities	2,477,897

Net assets	$30,344,183

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$29,929,390
Total distributable earnings (Note 1)	414,793
Total — Representing net assets applicable to capital shares outstanding	$30,344,183

Computation of net asset value Class IA
Net assets	$20,831,826
Number of shares outstanding	1,179,713
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.66

Computation of net asset value Class IB
Net assets	$9,512,357
Number of shares outstanding	541,664
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.56

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund	9

Statement of operations
Year ended 12/31/18

Investment income
Dividends (net of foreign tax of $50,304)	$628,643
Interest (including interest income of $14,876 from investments in affiliated issuers) (Note 5)	17,174
Securities lending (net of expenses) (Notes 1 and 5)	23,111
Total investment income	668,928

Expenses
Compensation of Manager (Note 2)	364,135
Investor servicing fees (Note 2)	27,666
Custodian fees (Note 2)	33,734
Trustee compensation and expenses (Note 2)	1,763
Distribution fees (Note 2)	30,912
Administrative services (Note 2)	1,087
Auditing and tax fees	58,832
Other	23,792
Fees waived and reimbursed by Manager (Note 2)	(53,591)
Total expenses	488,330

Expense reduction (Note 2)	(5,292)
Net expenses	483,038

Net investment income	185,890

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $16,670) (Notes 1 and 3)	3,988,378
Foreign currency transactions (Note 1)	(24,741)
Forward currency contracts (Note 1)	(460,841)
Total net realized gain	3,502,796

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(10,851,406)
Assets and liabilities in foreign currencies	48,179
Forward currency contracts	190,164
Total change in net unrealized depreciation	(10,613,063)

Net loss on investments	(7,110,267)

Net decrease in net assets resulting from operations	$(6,924,377)

The accompanying notes are an integral part of these financial statements.

10	Putnam VT International Growth Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/18	12/31/17
Increase (decrease) in net assets
Operations:
Net investment income	$185,890	$270,169
Net realized gain on investments and foreign currency transactions	3,502,796	3,947,840
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(10,613,063)	7,370,946
Net increase (decrease) in net assets resulting from operations	(6,924,377)	11,588,955
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(37,945)	(336,261)
Class IB	—	(127,801)
Net realized short-term gain on investments
Class IA	(1,118,767)	—
Class IB	(511,878)	—
From net realized long-term gain on investments
Class IA	(1,129,784)	—
Class IB	(516,919)	—
Decrease from capital share transactions (Note 4)	(2,628,279)	(2,145,545)
Total increase (decrease) in net assets	(12,867,949)	8,979,348
Net assets:
Beginning of year	43,212,132	34,232,784
End of year (Note 1)	$30,344,183	$43,212,132

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund	11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)
Class IA
12/31/18	$23.51	.12	(4.10)	(3.98)	(.03)	(1.84)	(1.87)	$17.66	(18.40)	$20,832	1.16	.55	89
12/31/17	17.61	.16	6.00	6.16	(.26)	—	(.26)	23.51	35.37	29,496	1.20	.77	105
12/31/16	19.06	.16	(1.39)	(1.23)	(.22)	—	(.22)	17.61	(6.46)	23,196	1.20[f]	.87[f]	117
12/31/15	18.81	.16	.09	.25	—	—	—	19.06	1.33	28,751	1.19	.80	83
12/31/14	20.05	.19	(1.37)	(1.18)	(.06)	—	(.06)	18.81	(5.90)	32,259	1.22	.93	98
Class IB
12/31/18	$23.42	.06	(4.08)	(4.02)	—	(1.84)	(1.84)	$17.56	(18.64)	$9,512	1.41	.30	89
12/31/17	17.54	.11	5.98	6.09	(.21)	—	(.21)	23.42	35.04	13,716	1.45	.52	105
12/31/16	18.98	.11	(1.38)	(1.27)	(.17)	—	(.17)	17.54	(6.72)	11,037	1.45[f]	.63[f]	117
12/31/15	18.77	.11	.10	.21	—	—	—	18.98	1.12	13,296	1.44	.55	83
12/31/14	20.01	.13	(1.36)	(1.23)	(.01)	—	(.01)	18.77	(6.15)	14,585	1.47	.67	98

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period (Note 2). As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets
12/31/18	0.14%
12/31/17	0.14
12/31/16	0.15
12/31/15	0.09
12/31/14	0.05

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

12	Putnam VT International Growth Fund

Notes to financial statements 12/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2018 through December 31, 2018.

Putnam VT International Growth Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Putnam VT International Growth Fund	13

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $11,588 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,387,119 and the value of securities loaned amounted to $1,352,669.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from foreign taxes paid on capital gains, from unrealized gains and losses on passive foreign investment companies, from net operating loss, from redesignation of taxable distributions and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $377,555 to decrease undistributed net investment income, $122 to increase paid-in capital and $377,433 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable

14	Putnam VT International Growth Fund

earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,806,002
Unrealized depreciation	(5,073,896)
Net unrealized depreciation	(3,267,894)
Undistributed long-term gain	2,879,307
Undistributed short-term gain	803,516
Cost for federal income tax purposes	$35,490,503

For the fiscal year ended December 31, 2017, the fund had undistributed net investment income of $87,903.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.921% of the fund’s average net assets.

Effective August 1, 2018, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2020, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.09% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $14,506 as a result of this limit.

Putnam Management has also contractually agreed, through April 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $39,085 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$19,005
Class IB	8,661
Total	$27,666

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $186 under the expense offset arrangements and by $5,106 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $27, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$34,438,384	$41,246,857
U.S. government securities
(Long-term)	—	—
Total	$34,438,384	$41,246,857

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT International Growth Fund	15

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/18		Year ended 12/31/17		Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	88,280	$1,895,002	138,252	$2,909,672	17,432	$380,388	58,893	$1,212,181
Shares issued in connection with
reinvestment of distributions	105,563	2,286,496	17,782	336,261	47,674	1,028,797	6,773	127,801
	193,843	4,181,498	156,034	3,245,933	65,106	1,409,185	65,666	1,339,982
Shares repurchased	(268,503)	(5,824,122)	(218,558)	(4,524,029)	(109,078)	(2,394,840)	(109,222)	(2,207,431)
Net decrease	(74,660)	$(1,642,624)	(62,524)	$(1,278,096)	(43,972)	$(985,655)	(43,556)	$(867,449)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/17	Purchase cost	Sale proceeds	Investment income	12/31/18
Short-term investments
Putnam Cash Collateral Pool, LLC*	$1,298,878	$10,841,631	$10,753,390	$29,960	$1,387,119
Putnam Short Term Investment
Fund**	988,724	17,636,183	16,797,499	14,876	1,827,408
Total Short-term investments	$2,287,602	$28,477,814	$27,550,889	$44,836	$3,214,527

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$21,300,000
Warrants (number of warrants)	26,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange contracts	Receivables	$181,911	Payables	$37,193
Total		$181,911		$37,193

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$(460,841)	$(460,841)
Equity contracts	216,902	—	$216,902
Total	$216,902	$(460,841)	$(243,939)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$190,164	$190,164
Equity contracts	(185,238)	—	(185,238)
Total	$(185,238)	$190,164	$4,926

16	Putnam VT International Growth Fund

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

				Goldman	HSBC Bank	JPMorgan	State Street
	Bank of	Barclays	Citibank,	Sachs	USA, National	Chase	Bank and
	America N.A.	Bank PLC	N.A.	International	Association	Bank N.A.	Trust Co.	UBS AG	Total
Assets:
Forward currency contracts#	$—	$20,900	$91,835	$9,570	$—	$14,424	$44,013	$1,169	$181,911
Total Assets	$—	$20,900	$91,835	$9,570	$—	$14,424	$44,013	$1,169	$181,911
Liabilities:
Forward currency contracts#	6,005	4,922	4,419	4,511	5,583	6,567	5,186	—	37,193
Total Liabilities	$6,005	$4,922	$4,419	$4,511	$5,583	$6,567	$5,186	$—	$37,193
Total Financial and
Derivative Net Assets	$(6,005)	$15,978	$87,416	$5,059	$(5,583)	$7,857	$38,827	$1,169	$144,718
Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(6,005)	$15,978	$87,416	$5,059	$(5,583)	$7,857	$38,827	$1,169
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $3,192,413 as a capital gain dividend with respect to the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, total interest and dividend income from foreign countries were $633,487, or $0.37 per share (for all classes of shares). Taxes paid to foreign countries were $66,974, or $0.04 per share (for all classes of shares).

The fund has designated 2.38% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT International Growth Fund	17

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts, and former Director of Beth Israel Deaconess Care Organization. Until November 2010, Director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Until 2017, Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.	None

18	Putnam VT International Growth Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Putnam VT International Growth Fund	19

This page intentionally left blank.

20	Putnam VT International Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	Robert E. Patterson
George Putnam, III
The Putnam Advisory Company, LLC	Legal Counsel	Robert L. Reynolds
100 Federal Street	Ropes & Gray LLP	Manoj P. Singh
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT International Growth Fund	21

This report has been prepared for the shareholders	H514
of Putnam VT International Growth Fund.	VTAN010 314999 2/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2018	$39,797	$ —	$16,336	$ —
December 31, 2017	$44,749	$ —	$16,394	$58

For the fiscal years ended December 31, 2018 and December 31, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $632,818 and $398,982 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2018	$ —	$616,482	$ —	$ —

December 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2019